                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                            ---------------------------

                                      FORM 8-K

                            ---------------------------

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                                  AUGUST 18, 1998
--------------------------------------------------------------------------------
                  Date of Report (Date of earliest event reported)

     The Originators listed below under a Pooling and Servicing Agreement, dated as of July 31, 1998, providing for the issuance of The Money Store Asset-Backed Certificates, Series 1998-B.




                                 TMS MORTGAGE INC.
                             THE MONEY STORE/D.C. INC.
                           THE MONEY STORE/MINNESOTA INC.
                         THE MONEY STORE HOME EQUITY CORP.
                           THE MONEY STORE/KENTUCKY INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in its Charter)

               *                       333-32775                     *
   -----------------------    -------------------------    ---------------------
       (State or Other        (Commission File Numbers)      (I.R.S. Employer
       Jurisdiction of                                     Identification No.)
       Incorporation)

                             --------------------------
                                 * See Schedule A


707 3RD STREET, WEST SACRAMENTO, CALIFORNIA                           95605
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (ZIP code)

                                   (916) 617-1000
--------------------------------------------------------------------------------
                (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                   Not Applicable
--------------------------------------------------------------------------------
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                          Exhibit Index appears on Page 5

                                     Schedule A



                                                                     IRS
                                           State                   Employer
                                             of                Identification
Registrant                              Incorporation               Number
----------                              -------------          --------------
TMS Mortgage Inc.                       New Jersey                 22-3217781
The Money Store/D.C. Inc.               D.C.                       22-2133027
The Money Store/Minnesota Inc.          Minnesota                  22-3003495
The Money Store Home Equity Corp.       Kentucky                   22-2522232
The Money Store/Kentucky Inc.           Kentucky                   22-2459832

ITEM 5.  OTHER EVENTS.

     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of First Union Capital Markets, a division of Wheat First Securities, Inc. and Lehman Brothers Inc. (the "Underwriters") in connection with the issuance by TMS Mortgage Inc., The Money Store/D.C. Inc., The Money Store/Kentucky Inc., The Money Store Home Equity Corp. and The Money Store/Minnesota Inc., of The Money Store Asset-Backed Certificates, Series 1998-B. The term "Computational Materials" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibit No.
          ----------

          99.1 Computational Materials of First Union Capital Markets, a division of Wheat First Securities, Inc.
          99.2      Computational Materials of Lehman Brothers Inc.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TMS MORTGAGE INC.
                                        THE MONEY STORE/D.C. INC.
                                        THE MONEY STORE/MINNESOTA INC.
                                        THE MONEY STORE HOME EQUITY CORP.
                                        THE MONEY STORE/KENTUCKY INC.


                                        By:   /s/ James Ranson
                                           -------------------------------------
                                                  James Ranson, Vice-President




Date:  August 18, 1998

EXHIBIT INDEX


  EXHIBIT NUMBER    DESCRIPTION
  --------------    -----------

     99.1* Computational Materials of First Union Capital Markets, a division of Wheat First Securities, Inc.

     99.2*          Computational Materials of Lehman Brothers Inc.








-------------------------------
* In accordance with Rule 311 of Regulation S-T, this exhibit is being filed in paper under cover of Form SE.